Amendment N°8
to the Airbus A330/A350XWB Purchase Agreement
Dated as of January 31, 2008
Between
AIRBUS S.A.S.
And
HAWAIIAN AIRLINES, INC.
This Amendment N°8 (hereinafter referred to as the “Amendment”), entered into as of May 1, 2013, between Airbus S.A.S., organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and Hawaiian Airlines, Inc. a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 3375 Koapaka Street, Ste. G-350, Honolulu, Hawaii, 96819, USA (hereinafter referred to as the “Buyer”).
WITNESSETH
WHEREAS, the Buyer and the Seller have entered into an Airbus A330/A350XWB Purchase Agreement dated as January 31, 2008, which agreement, as previously amended by and supplemented with all exhibits, appendices, and letter agreements and amendments, including Amendment No. 1 dated as of June 26, 2008, Amendment No. 2 dated as of November 27, 2009, Amendment No. 3 dated as of March 3, 2010, Amendment No. 4 dated as of August 3, 2010, Amendment No. 5 dated as of November 22, 2010, Amendment No. 6 dated as of November 14, 2011 and Amendment No. 7 dated as of May 23, 2012 (collectively, the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain aircraft, under the terms and conditions set forth in said Agreement;
WHEREAS, capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment; and
WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein;

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
1.DELIVERY SCHEDULE
1.1    One A330-200 Aircraft previously identified as Aircraft No. 15 with an A330-200 Scheduled Delivery Quarter of 4th Quarter 2014 is rescheduled to become Aircraft No. 14 with an A330-200 Scheduled Delivery Quarter of 2nd Quarter 2014.
1.2    The delivery schedule set forth in Clause 9.1.1 of the Agreement with respect to the A330-200 Aircraft is hereby deleted in its entirety and replaced with the following between the QUOTE and UNQUOTE:
QUOTE
Aircraft N°1*    2nd Quarter 2011
Aircraft N°2    4th Quarter 2011
Aircraft N°3    1st Quarter 2012
Aircraft N°4*    2nd Quarter 2012
Aircraft N°5    2nd Quarter 2012
Aircraft N°6    1st Quarter 2013
Aircraft N°7**    1st Quarter 2013
Aircraft N°8    2nd Quarter 2013
Aircraft N°9**    2nd Quarter 2013
Aircraft N°10*    4th Quarter 2013
Aircraft N°11    1st Quarter 2014
Aircraft N°12**    1st Quarter 2014
Aircraft N°13*    2nd Quarter 2014
Aircraft N°14**    2nd Quarter 2014
Aircraft N°15*    4th Quarter 2014
Aircraft N°16*    [**]
Aircraft N°17**    [**]
Aircraft N°18**    [**]
* Indicates an A330-200 [**] (Aircraft N°1 [**] pursuant to Amendment No. 3, Aircraft N°4, N°10, N°13, N°15 and N°16 [**] pursuant to Amendment No. 5)
** Indicates an A330-200 [**] (Aircraft N°17 [**] pursuant to Amendment No. 5, Aircraft N°7, N°9, N°12, N°14 and N°18 [**] pursuant to Amendment No. 6)
UNQUOTE

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1.3    The A330-200 Aircraft identified in Clause 9.1.1 of the Agreement (as amended by this Amendment) as Aircraft N°14 and with a 2nd Quarter 2014 A330-200 Scheduled Delivery Quarter will have a Scheduled Delivery Month of June 2014. The Scheduled Delivery Months for Aircraft N°1 through Aircraft N°13 are April 2011, October 2011, March 2012, April 2012, May 2012, Feb 2013, March 2013, April 2013, June 2013, November 2013, January 2014, February 2014 and April 2014, respectively.
2.    [**]
3.    EFFECT OF THE AMENDMENT
3.1    The provisions of this Amendment are binding on both parties upon execution hereof and payment of the Predelivery Payments as set forth in paragraph 2 above. The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
3.2    Both parties agree that this Amendment will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of said Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
4.    CONFIDENTIALITY
This Amendment is subject to the confidentiality provisions set forth in Clause 22.9 of the Agreement.
5.    COUNTERPARTS
This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below.
Very truly yours,
AIRBUS S.A.S.
By:     /s/ Patrick de Castelbajac
Name: Patrick de Castelbajac
Title: Vice President Contracts
Accepted and Agreed
Hawaiian Airlines, Inc.
By:     /s/ SCOTT TOPPING
Name: SCOTT TOPPING
Title: Executive Vice President,
Chief Financial Officer & Treasurer

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[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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